Exhibit 10.2

AMENDMENT NO. 17 TO THE
NONEXCLUSIVE VALUE ADDED DISTRIBUTOR AGREEMENT

This Amendment No. 17 (the “Amendment”) to the Nonexclusive Value Added Distributor Agreement by and between ScanSource, Inc., a South Carolina corporation with a place of business at 6 Logue Court, Greenville, South Carolina 29615 (“Distributor”) and Cisco Systems, Inc., a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, California 95134 (“Cisco”) is effective as of the date of last signature below (the “Amendment Effective Date”).

WHEREAS, Cisco and Distributor previously entered into a Nonexclusive Value Added Distributor Agreement dated January 22, 2007, as amended (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement to include Brazil as part of Distributor’s Territory;

NOW THEREFORE, the parties agree as follows:

1. Exhibit A (Territory) of the Agreement is hereby modified to add Brazil to Distributor’s Territory as of the Amendment Effective Date.

2. This Amendment may be executed in one or more counterparts, each of which when executed and delivered will be an original and all of which together will constitute one and the same instrument. Electronic signatures will be deemed to be equivalent to original signatures for purposes of this Amendment.

3. All capitalized terms contained herein shall have the same meaning as the terms defined in the Agreement unless specifically modified in this Amendment. All other terms of the Agreement remain the same and in full effect.

(signatures on following page)

Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have each duly executed this Amendment effective as of the Amendment Effective Date. Each party warrants and represents that its respective signatories whose signatures appear below have been and are, on the date of signature, authorized to execute this Amendment.

Cisco Systems, Inc.		ScanSource, Inc.
By:	/s/ Jenn Pate	By:	/s/ Brian Cuppett
Name:	Jenn Pate	Name:	Brian Cuppett
Title:	Authorized Signatory	Title:	SVP Supplier Organization
Date	March 5, 2021	Date	March 3, 2021